Exhibit 32.1



                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Veridium Corporation (the "Company"), certifies that:

1. The Quarterly Report on Form 10-QSB of the Company for the three months ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Veridium Corporation


               /S/      KEVIN E. KREISLER
               --------------------------
By:                     KEVIN E. KREISLER
                        Chairman and Chief Executive Officer
Date:                   November 15, 2004


               /S/      JIM GREEN
               ------------------
By:                     JIM GREEN
                        President, Chief Operational Officer
                        and Acting Chief Financial Officer
Date:                   November 15, 2004


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.